
Mercantile Bank

Mercantile Bank Corporation

Investor Presentation

Third Quarter 2023

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; the transition from LIBOR to SOFR; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2022, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Executive Management Team



Robert B. Kaminski, Jr.

President & Chief Executive Officer

Mr. Kaminski joined the Bank in 1997 and has over 39 years of commercial banking experience. Mr. Kaminski was appointed President and Chief Executive Officer of Mercantile on January 1, 2017 and continues to serve as Chief Executive Officer of the Bank, a position he has held since 2015.



Raymond E. Reitsma

EVP, Chief Operating Officer & President of the Bank

Mr. Reitsma was appointed President of the Bank effective January 1, 2017, and has been with the Bank for 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



Charles E. Christmas

EVP, Chief Financial Officer & Treasurer

Mr. Christmas joined the Bank in 1998 and has over 36 years of banking experience. Before being promoted to his current role, he served as Senior Vice President and Chief Financial Officer of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

Mercantile Bank Corporation

Financial Performance

Third Quarter 2023



A Commitment to Excellence

Performance Highlights

As of September 30, 2023

- Significant increase in net interest income depicting net interest margin stability and loan growth
- Notable increases in several key fee income categories
- Ongoing strength in commercial loan pipeline
- Continuing low levels of nonperforming assets and loan charge-offs
- Strong capital position
- Stable deposit base

NASDAQ:
MBWM

MARKET CAP
$513M

TOTAL ASSETS
$5.2B

TOTAL LOANS
$4.1B

TOTAL DEPOSITS
$3.9B

Performance Highlights

Third Quarter Highlights

Net Interest Margin	Commercial Loan Growth (Annualized)	Non-performing Assets/ Total Assets	Tang. Equity/ Tang. Assets	Total Risk-Based Capital Ratio
3.98%	4%	0.11%	8.3%	14.2%

		Three Months Ended		Nine Months Ended	
		September 30, 2022	**September 30, 2023**	September 30, 2022	**September 30, 2023**
Net Income	$	16,030,000	**20,855,000**	39,260,000	**62,187,000**
Basic earnings per share	$	$1.01	**$1.30**	$2.48	**$3.89**
Diluted earnings per share	$	$1.01	**$1.30**	$2.48	**$3.89**
Average basic shares outstanding		15,861,551	**16,018,419**	15,850,422	**16,006,058**
Average diluted shares outstanding		15,861,551	**16,018,419**	15,850,439	**16,006,058**

Financial Performance

Net Interest Income

Increase in net interest income depicts net interest margin expansion and loan growth

Change in Net Interest Income	
QTD-over-QTD Δ	YTD-over-YTD Δ
+16%	+35%

		Three Months Ended		Nine Months Ended	
		September 30, 2022	**September 30, 2023**	September 30, 2022	**September 30, 2023**
INTEREST INCOME					
Loans, including fees	$	43,807,000	**65,073,000**	113,061,000	**184,232,000**
Investment securities	$	2,702,000	**3,273,000**	7,496,000	**9,392,000**
Other interest-earning assets	$	1,620,000	**2,807,000**	3,004,000	**3,932,000**
Total interest income	$	48,129,000	**71,153,000**	123,561,000	**197,556,000**
INTEREST EXPENSE					
Deposits	$	2,299,000	**16,143,000**	5,997,000	**36,429,000**
Short-term borrowings	$	53,000	**693,000**	153,000	**2,066,000**
Federal Home Loan Bank advances	$	1,755,000	**3,270,000**	5,530,000	**8,115,000**
Other borrowed money	$	1,646,000	**2,086,000**	4,294,000	**6,049,000**
Total interest expense	$	5,753,000	**22,192,000**	15,974,000	**52,659,000**
Net interest income	$	42,376,000	**48,961,000**	107,587,000	**144,897,000**
Provision for credit losses	$	2,900,000	**3,300,000**	3,500,000	**5,900,000**
Net interest income after provision for credit losses	$	39,476,000	**45,661,000**	104,087,000	**138,997,000**

Net Interest Margin

Improved net interest margin

- Reflects higher interest rate environment
- Proactive balance sheet management strategies such as matched funding fixed rate loans and commercial loan back-to-back interest rate swap program


2.7%
2.7%
2.6%
2.9%
3.6%
4.3%
4.3%
4.1%
4.0%
3rd Qtr 2021
4th Qtr 2021
1st Qtr 2022
2nd Qtr 2022
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
Net Interest Margin

	2021 3rd Qtr	2021 4th Qtr	2022 1st Qtr	2022 2nd Qtr	2022 3rd Qtr	2022 4th Qtr	2023 1st Qtr	2023 2nd Qtr	**2023 3rd Qtr**
Earning Asset Yields:									
Loans	4.07%	4.07%	3.87%	3.97%	4.56%	5.49%	5.90%	6.19%	**6.37%**
Investments	1.46%	1.46%	1.52%	1.68%	1.79%	1.91%	1.95%	2.00%	**2.13%**
Other	0.16%	0.15%	0.19%	0.76%	2.15%	3.60%	4.18%	4.88%	**5.26%**
Total Earning Assets	3.13%	3.12%	2.99%	3.32%	4.04%	4.95%	5.35%	5.61%	**5.78%**
Cost of Funds:									
Deposits	0.23%	0.19%	0.19%	0.19%	0.24%	0.42%	0.87%	1.36%	**1.67%**
Borrowed Funds	1.67%	1.66%	1.82%	1.90%	1.99%	2.13%	2.51%	2.90%	**2.98%**
Total Earning Assets	0.42%	0.38%	0.42%	0.44%	0.48%	0.65%	1.07%	1.56%	**1.80%**
Net Interest Margin	2.71%	2.74%	2.57%	2.88%	3.56%	4.30%	4.28%	4.05%	**3.98%**

Yield on Assets / Cost of Funds

Meaningful increase in yield on loans

- Increasing interest rate environment
- Floating rates on approximately two-thirds of commercial loans

Gradual increase in cost of funds

- Delayed increase in deposit costs for most of 2022
- Deposit rate increases in 2023 and transfers of deposits from no- or low-costing deposit products to higher-costing deposit products in 2023.


8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
Year-to-Date
2022
2023
Yield on total earning assets
Cost of funds (total earning assets)
Net interest margin (fully tax-equivalent)

Noninterest Income

Growth in several fee income categories

Increase primarily resulted from higher mortgage banking income and the successful marketing of products and services to existing and new customers.


$ 7,280,000
487,000
27,000
238,000
533,000
566,000
1,764,000
2,086,000
1,579,000
$ 9,246,000
524,000
391,000
422,000
591,000
937,000
2,779,000
2,232,000
1,370,000
3Q22
3Q23
Other income
Earnings on bank owned life insurance
Interest rate swap income
Credit and debit card income
Gain on sale of other real estate owned
Payroll services
Mortgage banking income
Service charges on accounts

Noninterest Expense

Stable Cost Structure

- Improved efficiency ratio
- Increased overheard costs primarily due to:
  - Larger salary costs
  - Industry-wide increase in FDIC assessment rates
  - Mercantile Bank Foundation contributions
  - Higher swap collateral holding costs

50%*

Efficiency Ratio


54%
50%
$ 26,783,000
$ 28,920,000
4,034,000
3,139,000
953,000
2,001,000
16,656,000
5,489,000
3,038,000
894,000
2,241,000
17,258,000
3Q22
3Q23
Other expense
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio

*As of September 30, 2023.

Mortgage Loan Portfolio*

Mortgage Loan Originations

Stable mortgage loan originations in the third quarter


$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
Refinance mortgage loans originated
Purchase mortgage loans originated

Mortgage Loan Sale Production

Increase in saleable loans as the customers moved towards fixed rate options


$80,000
$60,000
$40,000
$20,000
$0
Saleable Loans
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sales of Mortgage Loans
1,800
1,400
1,000
1,600
2,400
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
Total saleable mortgage loans
Income on sale of mortgage loans

*in thousands

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite loans and strength of borrowers
- Continuing to build reserve: 16bps increase year-over-year


Average Loans (in thousands)
Net loan charge-offs (recoveries) to average loans
$3,814,000
$3,888,000
$3,928,000
$4,018,000
$4,054,000
0.00%
0.00%
0.00%
0.02%
0.00%
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023

Asset Quality Metrics ($ in thousands)		3rd Qtr 2022	4th Qtr 2022	1st Qtr 2023	2nd Qtr 2023	3rd Qtr 2023
Gross loan charge-offs	$	0	100	100	500	200
Recoveries	$	200	200	100	300	200
Net loan charge-offs (recoveries)	$	(200)	(100)	0	200	0
Net loan charge-offs (recoveries) to average loans		(0.03%)	(0.01%)	(0.01%)	0.02%	< 0.01%
Provision for credit losses	$	2,900	3,100	600	2,000	3,300
Allowance for credit losses	$	39,100	42,200	42,900	44,700	48,000
Allowance to loans		1.01%	1.08%	1.08%	1.10%	1.17%
Nonperforming loans	$	1,400	7,700	7,800	2,100	5,900
Other real estate/repossessed assets	$	0	0	700	700	100
Nonperforming loans to total loans		0.04%	0.20%	0.20%	0.05%	0.14%
Nonperforming assets to total assets		0.03%	0.16%	0.17%	0.05%	0.11%

Loan Repricing*

The majority of total loans (69%) have a floating rate

- Approximately two-thirds of commercial loans have a floating rate, while about 81% of fixed rate commercial loans mature within five years.
- In aggregate, approximately 84% of total loans are subject to repricing within the next five years.


$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
0 - 12 Months
1 - 5 Years
Over 5 Years
Commercial Variable Rate Loans:
Commercial Fixed Rate Loans:
Retail Variable Rate Loans:
Retail Fixed Rate Loans:

Total Loan Portfolio Rate Type


Fixed Rate Loans: 31%
Variable Rate Loans: 69%

Total Loan Portfolio Repricing Breakdown


Over 5 Years 16%
0 - 12 Months 56%
1 - 5 Years 28%

*As of September 30, 2023. Includes total loan portfolio. $ in thousands

Investment Portfolio

Gains & Losses *($ in thousands)*

- Net unrealized losses started to increase meaningfully during the first quarter of 2022 due to the increasing interest rate environment.
- Net unrealized losses (before tax) equaled $93 million as of September 30, 2023.

As of September 30, 2023


$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

As of December 31, 2022


$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

Investment Portfolio

Maturities *($ in thousands)*

- Laddered maturities generally on U.S. Government agency and municipal bond segments.
- Significant majority of the U.S. Government agency bonds mature within the next seven years, with over three-fourths of the municipal bonds maturing over the next ten years.

		As of September 30, 2023				As of December 31, 2022			
		Amortized Cost	Net Unrealized Gains / (Losses)	Fair Value	Average Yield	Amortized Cost	Net Unrealized Gains / (Losses)	Fair Value	Average Yield
U.S. Gov't Agency Bonds									
One year or less	$	32,000	(900)	31,100	0.50%	12,000	(500)	11,500	0.29%
Over one through five years	$	206,500	(22,600)	183,900	0.99%	194,300	(19,900)	174,400	0.90%
Over five through ten years	$	210,100	(43,700)	166,400	1.69%	229,900	(40,800)	189,100	1.60%
Over ten years	$	3,800	(1,100)	2,700	1.81%	17,600	(3,900)	13,700	1.95%
Totals	$	452,400	(68,300)	384,100	1.26%	453,800	(65,100)	388,700	1.26%
Municipal Bonds									
One year or less	$	12,000	(200)	11,800	1.80%	9,300	(100)	9,200	1.36%
Over one through five years	$	62,200	(3,700)	58,500	2.51%	54,900	(2,000)	52,900	2.39%
Over five through ten years	$	82,100	(8,900)	73,200	2.78%	88,800	(6,300)	82,500	2.65%
Over ten years	$	40,600	(4,400)	36,200	3.81%	40,300	(3,200)	37,100	3.51%
Totals	$	196,900	(17,200)	179,700	2.84%	193,300	(11,600)	181,700	2.68%

Capital

Regulatory Ratios *(Mercantile Bank Data)*

Actual and Adjusted* Capital Ratios vs. Requirements


14%
12%
10%
8%
6%
4%
2%
0%
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio

Excess Capital vs. Unrealized Gains/(Losses)*


250,000
200,000
150,000
100,000
50,000
0
-50,000
-100,000
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Loss):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

Tier 1 Leverage Capital Ratio
12.0%

Total Risk Based Capital Ratio
13.9%

Total Risk Based Capital Ratio
*Adjusted for Unrealized Gains/Losses**
12.4%

Excess Total Risk Based Capital
$189 Million

Excess Total Risk Based Capital
*Adjusted for Unrealized Gains/Losses**
$115 Million

As of September 30, 2023

**Adjusted Capital and Ratios are adjusted for the after tax net unrealized gains/losses*

Deposits & Sweep Accounts


Brokered Deposits
3%
Sweep Accounts
4%
Time $100,000
& Over
10%
Noninterest-Bearing
Checking
32%
Time Under
$100,000
4%
Savings
7%
$4.1 Billion
as of
September 30,
2023
Money Market
24%
Interest-Bearing
Checking
16%


Sweep Accounts
5%
Brokered Deposits
0%
Time $100,000 & Over
6%
Noninterest-
Bearing Checking
41%
Time Under
$100,000
3%
Savings
10%
$3.9 Billion
as of
December 31,
2022
Money Market
20%
Interest-Bearing Checking
15%

Large Depositors

Includes Sweep Account Balances

Depositors with over $5 million as of September 30, 2023



Total – 75 relationships aggregating $1.2 billion

- Business/Individual – 61 relationships aggregating $1.0 billion
- Governmental – 14 relationships aggregating $0.2 billion

Depositors with over $5 million as of September 30, 2018

Total - 36 relationships aggregating $575 million

- Portion of 2018 depositors with over $5 million remaining in 2023:
  27 relationships aggregating:
  $509 million as of September 30, 2018
  $712 million as of September 30, 2023
- Portion with deposits less than $5 million in 2023


Balance of the 27 relationships in 2018 vs. 2023
2018: $509 million
2023: $712 million

Deposit Balances


Personal
35%
Business
65%

- Deposits comprised of mostly business accounts
- $135 million increase in business deposit accounts in the third quarter

($ in thousands)		September 30, 2023		December 31, 2022	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	203,400	1,106,300	241,300	1,364,800
Interest Checking	$	247,800	423,000	299,300	275,700
Savings	$	228,200	58,600	312,100	69,500
Money Market	$	306,000	670,400	258,500	535,500
Certificates of Deposit	$	365,500	291,500	212,200	143,900
Total Deposits	$	1,350,800	2,549,800	1,323,400	2,389,400

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	424,000
Unpledged Investments	$	322,000

*As of September 30, 2023.

Thoughts on Remainder of 2023

Prime/SOFR Rates

- No further changes during the remainder of 2023

Fourth Quarter Performance Metrics

Loan Growth	5.00% - 6.00%
Net Interest Margin	3.85% - 3.95%
Fee Income	$7.5M - $8.0M
Overhead Costs	$28.0M - $29.0M
Federal Tax Rate	19.75%

Mercantile Bank Corporation

Strong Credit Culture

Diversified Lending

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength regardless of the economic conditions. Our loan portfolio has been built through the cultivation and development of deep mutually beneficial client relationships. Loan portfolio metrics have remained very strong, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's customers.



Total Loans*

($ in thousands)		Balance	Percentage
Commercial Loans			
Commercial and Industrial	$	1,166,200	28%
Real Estate – NonOwner Occupied	$	1,000,400	24%
Real Estate – Owner Occupied	$	671,100	16%
Real Estate – Multi-Family & Residential Rental	$	308,200	8%
Real Estate – Land Development & Residential Construction	$	72,900	2%
Total Commercial Loans	$	3,218,800	78%
Retail Loans			
1 – 4 Family Mortgages	$	854,200	21%
Other Consumer	$	31,400	1%
Total Retail Loans	$	885,600	22%
Total Loans	$	4,104,400	100%

*As of September 30, 2023.

Asset Quality Metrics

11 bps*
Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

	6/30/22	9/30/22	12/31/2022	3/31/23	6/30/23	9/30/23
Net loan charge-offs (recoveries) $	(300)	(200)	(100)	0	200	0
Net loan charge-offs (recoveries) to average loans	(0.04%)	(0.03%)	(0.01%)	(0.01%)	0.02%	<0.01%
Allowance to loans	0.97%	1.01%	1.08%	1.08%	1.10%	1.17%
Nonperforming loans to total loans	0.05%	0.04%	0.20%	0.20%	0.05%	0.14%
Nonperforming assets to total assets	0.04%	0.03%	0.16%	0.17%	0.05%	0.11%

*As of September 30, 2023.

Core Commercial Loan Growth ($ in millions)

4%
Annualized commercial loan growth in the third quarter of 2023

Five Quarter Loan Growth Trends

Core Commercial Loans


$3,240
$3,220
$3,200
$3,180
$3,160
$3,140
$3,120
$3,100
$3,080
$3,142
$3,131
$3,139
$3,189
$3,219
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23

Five Year Annual Loan Growth Trends

		12/31/18	12/31/19	12/31/20	12/31/21	12/31/22
Core Commercial Loans	$	2,360	2,442	2,429	2,910	3,131
PPP Loans	$	-	-	365	40	1
Total Commercial Loans	$	2,360	2,442	2,794	2,950	3,132

Lending Commitments ($ in millions)

		9/30/22	12/31/22	3/31/23	6/30/23	9/30/23
Construction Loans						
Commercial	$	170	197	285	327	379
Residential	$	84	72	58	59	54
Commitments to Make Loans*	$	309	330	347	351	288
Total	$	563	599	690	737	721

* Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

Commercial Loan Portfolio Composition*

Loan Type


Commercial Real Estate - Non-Owner Occupied 31%
Commercial Real Estate - Multi-Family & Residential Rental 10%
Commercial & Industrial 36%
Commercial Real Estate - Owner Occupied 21%
Commercial Vacant Land, Land Development & Residential Construction 2%

Industry


Wholesale Trade 5%
Retail Trade 7%
Transportation & Warehousing 2%
Information 0.4%
Manufacturing 17%
Construction 5%
Finance & Insurance 3%
Services 22%
Real Estate, Rental & Leasing 38%
Agriculture, Oil & Gas Extraction & Utilities 1%

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$	715.3	38.6	450.3	441.9	170.8
Grades 5-7	$	419.2	34.2	217.0	546.5	125.1
Grades 8-9	$	31.7	0.1	3.8	12.0	12.3
Total Commercial	$	1,166.2	72.9	671.1	1,000.4	308.2

*As of September 30, 2023.

Commercial Loans* ($ in thousands)

Rate Type


35%
65%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

		Balance
Floating Rate Commercial Loans	$	2,100,000
Fixed Rate Commercial Loans	$	1,119,000
Total Commercial Loans	$	3,219,000

*As of September 30, 2023.

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

		30 - 59 Days Past Due	60 - 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	$	-	-	0.2	0.2	1,166.0	1,166.2	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	72.9	72.9	-
Real Estate - Owner Occupied	$	-	-	0.1	0.1	671.0	671.1	-
Real Estate - Non-Owner Occupied	$	-	-	-	-	1,000.4	1,000.4	-
Real Estate - Multi-Family & Residential Rental	$	-	-	-	-	308.2	308.2	-
Total Commercial	$	-	-	0.3	0.3	3,218.5	3,218.8	-
1-4 Family Mortgages	$	0.7	0.5	0.1	1.3	852.9	854.2	-
Other Consumer Loans	$	-	-	-	-	31.4	31.4	-
Total Retail	$	0.7	0.5	0.1	1.3	884.3	885.6	-
Total Past Due Loans	$	0.7	0.5	0.4	1.6	4,102.8	4,104.4	-

**As of September 30, 2023. Excludes current non-accrual loans.*

Past Due Loans

4 bps*

Past Due Loans as % of Total Loans


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
9/30/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of September 30, 2023.

FDIC Commercial Real Estate Lending Concentration Guideline*

Commercial Real Estate Loans / Total Regulatory Capital


250%
245%
240%
235%
230%
225%
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23

*generally not to exceed 300%

Non-Owner Occupied Commercial Real Estate Lending*


Retail
Office
Industrial
Assisted Living
Hotel
Other NOO CRE
Remainder of Commercial Loans
8%
5%
5%
3%
3%
<1%
Remainder of Loan Portfolio
Non-Owner Occupied CRE As % of Total Loans

($ in thousands)		Balance	Percentage of NOO CRE	Percentage of Total Loans
Retail	$	308,800	31%	8%
Office	$	218,000	22%	5%
Industrial	$	223,900	22%	5%
Assisted Living	$	103,400	10%	3%
Hotel	$	116,700	12%	3%
Other	$	29,600	3%	<1%
Total	$	1,000,400	100%	24%

**As of September 30, 2023.*

Mercantile Bank Corporation

Company Overview



About Mercantile Bank®

- Founded in Grand Rapids in 1997
- Second largest bank headquartered in Michigan
- 45 banking locations
- Expanded to Cincinnati, Ohio and Midland, Michigan in 2020, Petoskey, Michigan in 2021 and Traverse City, Michigan in 2023
- Addition of new lending teams focused on driving growth in all markets



Top 10
Deposit Market Share in Michigan

Top 5 Michigan Markets*

County	Total Deposits (in thousands)	Unemployment Rate	2020 Population	10 Year Population Change	10 Year Growth %
Kent	$1,715,626	3.6%	657,974	+55,352	9.2%
Clinton	$338,871	4.1%	79,128	+3,746	5.0%
Kalamazoo	$325,975	4.1%	261,670	+11,339	4.5%
Isabella	$275,710	5.6%	64,394	(5,917)	(8.4%)
Gratiot	$196,926	5.4%	41,761	(715)	(1.7%)

Deposit data as of June 30, 2023. Unemployment data as of August 2023 from the Michigan Bureau of Labor. Population data from the 2020 U.S. Census.

Strategic Initiatives

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services, enhancing deposit growth and fee income
- Cultivate new market growth
  - Southeast Michigan
  - Midland, Michigan
  - Petoskey, Michigan
  - Saginaw, Michigan
  - Traverse City, Michigan
  - Cincinnati, Ohio
- Further entrench strong presence in Grand Rapids/Kent County
- Capitalize on merger disruptions
- Continue to deepen new and current relationships

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services
- Continued enhancement of digital products and services

PEOPLE & CULTURE

- Recruit and retain top talent and develop emerging leaders
- Maintain strong training programs
- Expand Diversity, Equity & Inclusion initiatives
- Implement best practices with evolving Environmental, Social & Governance frameworks
- Support customers during times of economic uncertainty
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Maintain dynamic Enterprise Risk Management Program
- Optimize "work from home/work from office" framework
- Evolve branches into relationship centers
- Ensure strong capital and liquidity positions to support growth strategy
- Maintain robust asset, transaction and risk analysis processes
- Deploy data analytics programs to improve efficiency and monitor risk

Forward Progress

DEI
Diversity, Equity & Inclusion

- 33% gender, racial and ethnic diversity on Board of Directors.
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- 13.8% minority hire rate in 2022.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program.

ESG
Environmental, Social & Governance

- Engaged and active ESG Committee with Board Governance Committee oversight.
- Branch and office optimizations with more efficient facilities in the same markets, including the deployment of Video Banking Machines and the opening of locations in new markets.
- Ongoing expansion of strong community partnerships with staff volunteering over 21,000 hours in 2022, impacting 817 organizations.
- Risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.
- Corporate and employee donations of approximately $1.1 million in support of non-profit organizations within our communities in 2022.
- Installation of Electric Vehicle charging stations on a pilot program.
- 225 tons of paper securely shredded and recycled in 2022.
- $316 million in Community Development lending in 2022.
- Providing ongoing financial education classes to schools and community organizations.
- $1.2 million diverse vendor spend in 2022 and an active Diverse Vendor Program with over 100 registered diverse vendors.

Product Offerings

Commercial and Retail capabilities on par with national and regional banks

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Receivables	●				
Bill Payment & ACH	●	●	●	●	●
Cash Management	●	●	●	●	●
Credit Card Rewards	●	●	●	●	●
Electric Vehicle Car Loan	●		●		
Health Savings Account	●	●			
In-House Payroll Services & Human Capital Management Solutions	●				
Integrated Payables	●	●	●	●	●
Integrated Receivables	●	●	●	●	●
Merchant Services	●	●	●	●	●
Personal Finance Management (Within Online & Mobile Banking)	●	●	●		●
Remote Deposit Capture	●	●	●	●	●

Mercantile
Bank Corporation

Thank you for your interest in our company

NASDAQ Global Select Market Symbol: MBWM

310 Leonard Street NW, Grand Rapids, MI 49504

616.406.3000 or 800.453.8700

www.mercbank.com

